UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-04692



                       Emerging Markets Growth Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (310) 996-6000

                     Date of fiscal year end: June 30, 2003

                     Date of reporting period: June 30, 2003





                                Vincent P. Corti
                           Capital International, Inc.
                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025
                     (name and address of agent for service)


                                   Copies to:
                                 Rob Helm, Esq.
                                   Dechert LLP
                              1775 Eye Street, N.W.
                           Washington, D.C. 20006-2401
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo]Capital InternationalSM

Emerging Markets Growth FundSM

[Purple watermark of globe]

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

Annual report for the year ended June 30, 2003

DEAR SHAREHOLDERS:

Emerging markets roughly tracked the volatile price swings of developed markets over the year. When all was said and done, emerging markets ended the one-year period with positive results, while returns for developed markets were negative. For the year ended June 30, 2003, the MSCI Emerging Markets Free Index rose 6.67% compared to a decline of 1.89% for developed equity markets as represented by the MSCI World Index. The Emerging Markets Growth Fund outperformed its benchmark during this period, rising 7.14% on a reinvested basis.

The end of conventional warfare in Iraq and the completion of election cycles in many emerging markets countries provided a favorable backdrop for emerging market economies. In addition, low interest rates prevailing across most of the world helped monetary authorities in some emerging markets to contain inflationary pressures and manage their debt burdens. The sharp drop in bond yields in industrialized countries prompted global investors to seek out higher yields in the emerging markets debt universe. The increased demand helped reduce interest rates and risk premiums in those markets and underpinned their currencies.

Politics remained volatile in many countries and geopolitical tensions remained high on the Korean peninsula and in the Middle East, culminating in the Iraq war. At the same time, macroeconomic policies in most countries were supportive of free markets, although in some cases the pace of fiscal and other structural reforms was slow. In this environment, many companies across a variety of industries were able to increase profits by expanding market share, and many by keeping tight controls on costs. A wide group of these emerging markets companies showed the strength of their management and resilience of their business models by their ability to stay focused and grow, even in turbulent times.

[Begin Sidebar]
EMGF Total Returns vs. MSCI
Emerging Markets Free Index
for periods ended 6/30/03 (with distributions reinvested)

                                       Emerging                              MSCI
                                        Markets                            Emerging
                                      Growth Fund                           Markets
                                        (EMGF)          Annualized        Free Index*       Annualized

12 months                                 +7.1%               --              +6.7%              --
3 years                                  -28.5             -10.6%            -20.1             -7.2%
5 years                                   +8.3              +1.6             +12.5             +2.4
10 years                                 +55.2              +4.5             +15.0             +1.4
Lifetime (since 5/30/86)              +1,088.6             +15.6                --+              --+


*  Returns shown for the MSCI Emerging Markets Free Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and does not reflect sales charges, commissions or expenses.
+  The MSCI Emerging Markets Free Index did not start until 12/31/87.

[End Sidebar]

The outbreak of severe acute respiratory syndrome (SARS) in Asia in early 2003 created an enormous scare, halted day-to-day life, triggered a sharp slide in stock markets and threw into question the near-term outlook for the entire region. However, aggressive measures by government and public health authorities in the affected countries seem to have halted the wide spread of the virus and restored investor confidence, setting off a sharp relief rally in the last quarter of the fiscal year.

MARKETS REVIEW

Emerging markets equities are a diverse group, and as usual, returns for the period varied across markets and regions. Most markets in Latin America and Eastern Europe had strong performances. Brazilian politics drove investor sentiment in Latin America; the centrist economic policies of the new government reassured investors. The end of the Iraq war helped boost equity markets in Turkey, Israel and Egypt; firm global energy prices catapulted the Russian market, which is composed mainly of oil company stocks. Many of the larger Asian markets remained lackluster as SARS, weakness in technology stocks, and geopolitical tensions on the Korean peninsula clouded the near-term outlook. South Korea and Taiwan had negative results; but India, Indonesia and Thailand recorded double-digit gains, with markets driven partly by domestic economic growth. (Country returns are based on MSCI indexes, are measured in U.S. dollars and assume reinvestment of dividends, unless otherwise indicated.)

In Latin America, Brazil was the most volatile market, falling sharply in late 2002 as opinion polls showed Luiz Inacio Lula da Silva of the Workers' Party as the leading candidate to win the presidential election. Investor concerns centered around whether da Silva intended to honor the country's large stock of outstanding debt and to persist with fiscal and other reforms necessary for continued support from the International Monetary Fund. Brazilian assets rallied sharply in 2003 after da Silva took office, made market-friendly appointments to key financial posts and laid out a legislative agenda aimed at improving the country's finances. The improved outlook for Brazil helped lift investor sentiment towards the entire region.

[Begin Sidebar]
10 largest equity holdings

                                                         Percent of gain/loss
                                                           for the 12 months
                                       Percent of            ended 6/30/03*
                                       net assets          (in U.S. dollars)

Samsung Electronics                        7.7%                  8.5%
America Movil                              3.4                  39.9
LUKoil Holding                             3.0                  21.6
Telefonos de Mexico                        2.5                  -2.0
Reliance Industries                        2.4                  26.9
Wal-Mart de Mexico                         2.4                  10.1
Taiwan Semiconductor Manufacturing         2.3                 -19.0
Hindustan Lever                            2.1                  -3.0
Fomento Economico Mexicano                 1.9                   5.0
Petroleo Brasileiro SA - Petrobras         1.9                   3.0
Total                                     29.6%

* The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.

[End Sidebar]

Mexico lagged the MSCI Emerging Markets composite index as economic growth remained slow. President Vicente Fox's administration failed to effect any meaningful changes in critical areas such as electricity generation, which is key to industrial growth. Nevertheless, several companies in Mexico managed to increase their earnings by containing costs and gaining market share.

[Begin Sidebar]

WHERE THE FUND'S ASSETS ARE INVESTED

                                                                                                                     Market value
                                                                                                  MSCI EMF           of holdings
                                                    Percent of net assets                         Index(1)            6/30/03
                                 6/30/01          6/30/02        12/31/02        6/30/03          6/30/03          (in thousands)
ASIA-PACIFIC
China                              5.2%            2.5%             3.3%           2.6%             6.8%            $    415,857
Hong Kong                           .8              .8               .6            1.2               --                  190,142
India                              8.6             9.6             12.2           10.5              4.5                1,702,045
Indonesia                          1.6             2.7              2.6            3.0              1.4                  492,078
Malaysia                           1.4             3.0              3.1            2.4              5.3                  381,576
Pakistan                            .1              --               --             --               .2                       --
Philippines                        1.7             1.4              1.1            1.3               .6                  209,103
South Korea                       13.1            16.8             17.1           18.6             19.4                3,007,887
Taiwan                             8.9            11.3              5.9            6.7             12.5                1,075,968
Thailand                            .1             1.8              1.9            1.9              2.2                  311,632
Vietnam                             --              --               --             --                --                   4,085
                                  41.5            49.9             47.8           48.2             52.9                7,790,373
LATIN AMERICA
Argentina                          1.7              .2               .3             .8               .6                  126,519
Brazil                            12.0             9.6             10.8           11.1              7.7                1,791,299
Chile                              1.1             1.7              1.6            1.5              1.9                  240,339
Colombia                            .1              .1               .1             .4               .1                   69,485
El Salvador                         --              --               --             --               --                    2,482
Mexico                            16.8            15.3             16.5           14.2              7.7                2,290,483
Panama                              .1              .1               .1             .1               --                   12,569
Peru                                .6              .6               .5             .5               .5                   80,906
Venezuela                           .2              .1               .2             .3               .2                   45,236
                                  32.6            27.7             30.1           28.9             18.7                4,659,318
EASTERN EUROPE
Bulgaria                            .1              .1               --             --               --                    6,366
Czech Republic                      .2              .4               .4             .3               .5                   43,441
Hungary                             .2             1.6              2.2            1.5              1.0                  236,508
Kazakhstan                          --              --               --             --               --                    4,200
Poland                             1.7             1.6              1.4            1.3              1.3                  214,079
Republic of Croatia                 .5              .6               .4             .4               --                   58,014
Russian Federation                 3.1             6.1              6.0            5.5              5.8                  896,018
Ukraine                             --              --               --             --               --                    3,375
                                   5.8            10.4             10.4            9.0              8.6                1,462,001
OTHER MARKETS
Canada (2)                          --              --               --             .3               --                   45,414
Dominican Republic                  --              --               --             --               --                    6,811
Egypt                               .4              .2               .2             .2               .2                   34,372
Greece                              .6              .1               --             --               --                       --
Israel                             2.1              .7               .3             .3              4.3                   43,733
Jamaica                             --              --               --             --               --                      187
Morocco                             .1              .1               .1             .1               .3                    8,994
Nigeria                             .1              .1               .1             --               --                    3,167
Portugal                            .1              .1               .1             --               --                       --
South Africa                       3.7             4.0              4.8            5.2             13.5                  844,545
Tunisia                             --              --               --             --               --                    3,444
Turkey                             4.4             2.7              2.0            2.0              1.3                  322,237
United Kingdom (2)                  --              --               --            1.2               --                  191,390
United States (2)                   --              --               --             .2               --                   28,024
                                  11.5             8.0              7.6            9.5             19.6                1,532,318

Multinational                      2.6             1.4               .5             .4                                    71,048
Other (3)                           .5              .8              1.6             .6                                    91,193
Cash & equivalents                 5.5             1.8              2.0            3.4                                   548,134
TOTAL                            100.0%          100.0%           100.0%         100.0%                              $16,154,385

(1)  MSCI Emerging Markets Free (EMF) Index also includes Jordan (0.2% at 6/30/03). A dash indicates that the market is not included in the index. Source: MSCI Red Book.
(2)  Includes investments in companies incorporated in the region that have significant operations outside the region.
(3)  Includes stocks in initial period of acquisition.

[End Sidebar]

The smaller and more volatile markets in Latin America also rose sharply. Argentina's stock market more than doubled, drawing buyers who apparently concluded the country's situation was not as gloomy as stock prices suggested.

[Begin Sidebar]
PERCENT CHANGE IN KEY MARKETS (1)

                                      Twelve months                        Six months
                                      ended 6/30/03                       ended 6/30/03
                                Expressed        Expressed         Expressed        Expressed
                                 in U.S.         in local           in U.S.         in local
                                 dollars         currency           dollars         currency

Argentina                        111.4%            53.8%             50.8%            26.1%
Brazil (Free) (2)                 13.6             14.4              31.4              6.5
Chile                             22.0             24.1              28.3             24.9
China (Free) (2)                   2.7              2.6              18.0             18.0
Colombia                          43.8             68.8              26.6             24.4
Czech Republic                    46.4             36.2              27.7             16.8
Egypt                             32.5             72.9              29.5             69.4
Hungary                           17.3              9.7              -1.8              1.3
India                             16.1             10.5               6.4              3.1
Indonesia (Free) (2)              17.6             11.4              36.1             25.5
Israel                            48.8             37.8              50.1             39.0
Jordan                            11.4             12.0              22.1             22.0
Malaysia (Free) (2)               -0.4             -0.4               9.2              9.2
Mexico (Free) (2)                  5.0             10.1              15.4             15.0
Morocco                           30.1             15.5              29.4             20.5
Pakistan                         107.4            100.0              14.4             13.5
Peru                              33.2             32.2              15.1             14.1
Philippines (Free) (2)            -4.2              1.8              23.6             23.8
Poland                            12.7              8.5               6.0              7.9
Russia                            43.1               -- (3)          46.2               -- (3)
South Africa                      11.3            -18.9               5.2             -7.9
South Korea                       -6.1             -6.7               8.3              9.1
Taiwan                            -9.3             -6.1              12.3             11.8
Thailand (Free) (2)               28.4             29.9              38.4             35.0
Turkey                            30.8             16.9              25.4              7.1
Venezuela                         73.9            106.6              70.7             96.7

Emerging Markets Growth Fund       7.1                               15.1

(1)  Including reinvestment. All indexes are compiled by MSCI and are unmanaged.
(2)  The fund is invested in the "free" Brazilian, Chinese, Indonesian, Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.
(3)  Index is quoted in U.S. dollars only.

[End Sidebar]

The Asian region's results were hurt by the poor performance of the South Korean market. Geopolitical uncertainty resulting from North Korea's nuclear ambitions, a scandal surrounding the conglomerate known as SK group, and the sharp drop in financial stocks all contributed to the market's slide. Share prices of most financial companies fell as delinquency rates climbed following a period of rapid consumer loan proliferation. Taiwan's market was held back by technology stocks, which rebounded in the last quarter, but were poor performers for most of the year. India's domestic economy remained robust despite the global slowdown, helping to lift industrial stocks, and a change in laws making it easier for banks to collect on non-performing loans boosted Indian bank stocks.

FUND REVIEW

The fund benefited from investments in Mexico and our large exposure to Brazil and India. The fund's performance was also helped by its limited exposure to South Korea, particularly its financial stocks, which fell sharply.

Although Mexico's stock market lagged the index, good stock selection helped the fund's performance. America Movil, the large mobile phone service company with operations in Mexico and other Latin American countries, was the biggest contributor to the fund's returns. It reported strong profits despite the sluggish Mexican economy and the stock gained approximately 40% in the year in U.S. dollar terms.

Similarly, the fund's investments in the highly volatile Brazilian market, especially its holdings in bank stocks, contributed to results. The fund selectively added to holdings in Brazil in mid-2002 during the sharp market downturn that preceded the presidential elections. We acted on the view that the extent of the market drop was excessive compared to the fundamental prospects of Brazilian companies. Following the strong market rally in early 2003, we trimmed our holdings toward the end of the fiscal year as prices recovered. Overall, the Brazilian market ended the period more than 13% higher.

The fund's large exposure to India was another factor contributing to results. Shares of industrial conglomerates such as Reliance Industries and banks like Housing Development Finance Corp. did well, benefiting from the robust domestic economy. India's technology stocks did less well than the average technology stock for the year, and the fund's holdings in technology service companies detracted from results. Shares of Wipro and Infosys Technologies fell in the second half of the fiscal year as technology spending remained modest and the companies warned of weakening pricing power amid increased competition from multinationals.

On the negative side, the fund's performance was hurt by our underexposure relative to the index to South Africa, and to Israel, which rose dramatically after the end of major fighting in Iraq. South Africa's stock market gains have been due to the strength of its currency, which appreciated 37% against the U.S. dollar over the year, driven by external demand for its high-yielding debt. The country's stock market was down in local currency terms as many mining companies' profits appear to have been hurt by the strong currency.

Not owning some of the best-performing Russian oil stocks also hurt the fund's returns compared to the index. Merger activity in Russia's oil industry, including the announcement by British Petroleum in February that it would buy a large stake in TNK (Tyumen Oil Company), buoyed sentiment towards the entire market. We have some concerns about transparency of ownership and the rights of minority shareholders in some of these companies, and we did not fully participate in this upswing. We do, however, have a meaningful position in LUKoil. It was one of the top contributors to the fund's returns for the period.

Meanwhile, corporate spending on technology was held back in developed countries by the uncertainty surrounding the U.S.-led war on terrorism in the Middle East and corporate focus on generating cash to pay down debt. This hurt the earnings outlook for technology companies in Taiwan and elsewhere and detracted from the fund's results.

OUTLOOK

The outlook for emerging markets remains bright in the long run. Many sources of political uncertainty have been greatly diminished. These include the end of conventional warfare in Iraq and the completion of election cycles in Brazil, Argentina, South Korea and Turkey. From an economic perspective, there are no major structural imbalances in most economies. Unlike a few years ago, most countries now have floating-rate currencies, which are better able to absorb the impact of economic fluctuations. Most Asian economies have current account surpluses, thanks to their exports exceeding their imports and the high savings rate in most of these countries. With low interest rates and deflationary pressures in much of the developed world, many Latin American countries now have the necessary room to deal with high debt burdens, which should keep inflation within reasonable limits. Although the pace of reforms in many countries is slow, the direction of change has almost uniformly been favorable.

At the same time, a range of corporations have shown sustained growth in profits. Many of these are in industries, such as telecom carriers and retailers, that continue to benefit from domestic growth. Another group of companies, many in Asia, have expanded margins by using the recent period of weakness to consolidate their leadership in their respective areas of technology. However, gains in stock prices have lagged earnings growth. As a result, emerging markets equities remain less expensive than developed market equities, even considering their higher risk environment.

Also, economic growth prospects continue to get better for many emerging markets, especially in light of early signs of a modest improvement in developed economies.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Robert Ronus
Robert Ronus
Chairman of the Board


/s/ Shaw B. Wagener
Shaw B. Wagener
President

July 26, 2003


[Begin Sidebar]
As we stated in the fund's semi-annual report for the period ended December 31, 2002, Robert Ronus has been elected Chairman, replacing Walter P. Stern, whom the Board has elected Chairman Emeritus. Additionally, Shaw B. Wagener, Executive Vice President since 1996, has been elected President, replacing Nancy Englander, who has been elected Vice Chairman, and Victor D. Kohn, Senior Vice President since 1999, has been elected Executive Vice President.
[End Sidebar]

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 2003: 10 years: 55.23%, or 4.50% a year; 5 years: 8.27%, or 1.60% a year; 12 months: 7.14%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. THE RESULTS SHOWN ARE BEFORE TAXES ON FUND DISTRIBUTIONS AND SALE OF FUND SHARES. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE PROSPECTUS.

THE INVESTMENT LANDSCAPE

The geographic concentrations of assets found in Emerging Markets Growth Fund's
(EMGF) portfolio rarely reflect any determination on our part to invest more in one country or region. More often, they are the by-product of buy and sell decisions made stock by stock, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is a look at the investment landscape in the fund's five largest areas of concentration on June 30. The five account for nearly two thirds of net assets. (Percentage changes for markets and stock prices are in U.S. dollars for the year ended June 30, unless otherwise noted.)

SOUTH KOREA (18.6% OF NET ASSETS)

South Korea's economy slowed and its stock market declined during the year, undermined by geopolitical uncertainty relating to North Korea, a corporate accounting scandal, the transition to a new government and a sharp retrenchment in lending to consumers and small and medium-sized companies following the earlier lending boom. GDP growth slowed to around 3.5% annualized in the first half of 2003 from 6.3% in 2002. However, the stock market rebounded in the fourth quarter of the fund's fiscal year, led by signs of an improvement in technology-driven exports.

North Korea's surprise disclosure last October of a clandestine nuclear processing program caused a stand-off with the United States. Negotiations involving Washington and various regional powers over the ensuing months stalled, and Pyongyang openly resumed a nuclear weapons program. The developments unnerved investors in late 2002 and sent yet lower a stock market still reeling from a sharp drop in prices of financial stocks. Newly elected South Korean President Roh Moo-hyun gave mixed signals on foreign policy in December, further undermining international investor confidence. With diplomacy making little progress, the issue continued to cast a shadow over the markets.

The economy started to slow down at the end of 2002 as a credit-fed consumer boom came to a halt after regulatory intervention exposed problems related to excessive lending, including a significant deterioration in balance sheets of credit card companies and retail banks.

A corporate scandal surrounding accounting irregularities at SK Global, the flagship company of SK group, also dampened the outlook for the corporate sector. On the positive side, banks moved pro-actively to deal with the imminent bankruptcy, setting up reserves against loans to the SK group, hence limiting the impact of the corporation's insolvency on the financial system. On another positive note for business, labor strikes had only mixed success in the summer of 2003 as the government of President Roh took a firm stand against disruptions to the economy.

The main threat to South Korea's financial system appears to be the relatively short maturity profile of its domestic debt. Most of this debt must be rolled over within three years, and risky events like bankruptcy and scandal can hurt lender confidence and disrupt the rollover process. This happened in the recent crisis with lenders, particularly for the credit card companies.

While the domestic economy was held back by dislocations in the financial system, the export economy enjoyed better conditions. Exports picked up in the second half of the fiscal year as global spending on information technology showed marginal improvement. In the first six months of 2003, IT exports rose 19% from a year earlier to $25 billion, led by increased demand for semiconductors, mobile telephone handsets and computer monitors.

The stock market reflected the improving fundamentals of the technology sector in the last quarter of the fiscal year, rising more than 30% after falling over 17% in the first three months of 2003. Korean companies, including Samsung Electronics, were among the few emerging markets technology companies to end in positive territory for the reporting period. Stocks of financial companies like Kookmin Bank also rebounded in the last quarter of the fiscal year as investors were attracted by their low prices, especially in light of the fact that the process of repairing balance sheets was well under way. The fund increased its exposure to South Korea over the year, mainly through purchases of beaten-down Korean financials.

MEXICO (14.2% OF NET ASSETS)

Mexico's economy remained sluggish, with real GDP growth at less than 1% for 2002. Exports were constrained by weakness in the U.S. economy and by greater competition from China. The Mexican peso weakened a modest 4.6% against the U.S. dollar and a whopping 18.0% against the euro. However, this had only a muted impact on inflation and the economy, as Mexico's trade with Europe is limited.

Domestic-oriented companies saw their revenues decline as Mexican consumers tightened their belts. Nonetheless, telecom service providers like America Movil and retailers like Wal-Mart de Mexico increased profits by expanding market share and keeping a lid on costs. Merger activity also provided some impetus to the markets: Coca-Cola FEMSA, based in Monterrey, Mexico, acquired Miami-based Panamerican Beverages (Panamco), creating the second-largest Coca-Cola bottler in the world.

The domestic economy was held back by the lack of progress on reforms on several fronts. State-run electricity generation and distribution is inefficient and remains among the biggest obstacles to the country's industrial growth. The government of President Vicente Fox has been unable to muster the necessary political coalition to approve any constitutional changes, which are required to bring private investment and participation to the sector. Longer term structural reforms have also stalled. These include broadening the tax base, modernizing the labor market, and introducing greater domestic competition.

President Fox's National Action Party lost seats in the elections for the lower house of Congress, bringing it to a minority position there -- a development that does not seem to bode well for progress on key reforms during the remaining three years of President Fox's term.

On the positive side, Mexico's external debt is low, inflation is contained, and the banks are now well capitalized and controlled by leading global financial institutions. A low level of competition in the economy and good capital management by the corporate sector allow for free cash flow generation and high return on equity. Moreover, companies typically have solid balance sheets, clean earnings and relatively low valuations. Taken together, these factors point to an economy with pockets of growth and a range-bound market that will call for careful stock selection.

Despite some rigidities, the economy remains the most sophisticated in Latin America, with many well-run companies that have a dominant share of the domestic or regional Latin American market. We reduced our exposure to Mexico during the year, as growth prospects for some companies appear limited in the near term.

BRAZIL (11.1% OF NET ASSETS)

Brazil was one of the most volatile markets this year. The advance of a Workers' Party candidate in presidential election polls triggered a financial crisis in the late summer of 2002, resulting in a sharp decline in Brazilian assets, including stocks, bonds and the currency. A large $30 billion loan package from the International Monetary Fund helped stem the downward spiral. The trend was reversed in 2003 when that Workers' Party candidate, Luiz Inacio Lula da Silva, showed his commitment to honoring the country's large external debt and made market-friendly appointments to key financial posts upon assuming the country's presidency in January.

As of June 30, 2003, the stock market was more than 13% higher for the 12-month period, and the Brazilian currency, the real, was back at around 2.8 real to the U.S. dollar, a nearly 40% increase from its lowest point during the 12-month period.

Brazil's main problem has long been its large external debt and its dependence on foreign investors to finance it. However, external finances have improved since last summer, helped partly by the increase in global liquidity. As bond yields in developed markets steadily fell over the past year, large institutional investors looked to higher yielding emerging markets like Brazil. The result has been strong demand for Brazilian bonds and a steady decline in yields on the country's external debt.

The government took the opportunity to improve the country's debt maturity profile by lengthening the average maturity of loans and by reducing the proportion of total debt indexed to the U.S. dollar. The government tapped improving investor sentiment to sell a $1.25 billion 10-year dollar-denominated bond in June.

The current account, which is the difference between a nation's total exports and imports of goods, services, and transfers (income from assets such as stocks and remittances), has also improved significantly. This has reduced Brazil's dependence on foreign lenders. In addition, the $30 billion multi-tranche loan provided by the IMF has given the previous and current regimes the buffer needed to address immediate problems and restore investor confidence. Since the loan agreement is predicated on the maintenance of certain fiscal targets, it has also provided the government with an incentive to maintain fiscal discipline.

Interest rates are high on an absolute level. In June 2003, Brazil's central bank lowered the key reference rate by 0.5% to 26.0%, citing lower-than-expected growth and an improving outlook that suggests inflation will be tamed by 2004. Many market observers expect the bank to drop interest rates further in the coming year if inflation remains under control.

On the fiscal front too, da Silva's administration has started to make some progress. It introduced legislation to amend the country's costly social security system, which benefits a narrow segment of the middle class but is a huge burden on the government's resources.

Even amid the economic and political turbulence of the past year, several Brazilian companies such as Cia. de Bebidas das Americas (AmBev), and several banks such as Banco Itau, have shown a remarkable ability to expand both return on equity and operating profits. As a result, gains in many Brazilian stocks have not been simply a result of market re-rating. They have come from steady business growth.

INDIA (10.5% OF NET ASSETS)

India's economy remained robust in a period of generally slow economic growth in large parts of the world, with annual GDP growth close to 5%, driven largely by strong domestic demand. The economy has been supported by a decline in interest rates and a stable currency, a muted inflation outlook, a nascent consumer credit culture taking hold, and some limited privatization opportunities.

The political environment has been supportive as well. The ruling Bharatiya Janata Party (BJP) consolidated its hold on the governing coalition, winning elections in the key state of Gujarat. Prime Minister Atal Behari Vajpayee strengthened his standing within his party, while his approval ratings with the public continued to rise. On the external front, cross-border tensions with Pakistan have been reduced. Importantly, religious and ethnic violence have been held in check as the Supreme Court intervened to halt government-backed efforts to build a Hindu temple at a disputed holy site.

The government pushed ahead with efforts to liberalize the economy, which is still hamstrung by onerous regulations and archaic laws. It passed a law making it easier for banks to foreclose on non-performing loans. Also, Parliament approved legislation that is expected to go a long way in reforming the power sector, which has been a large roadblock to rapid industrialization. Additionally, several state governments have also embarked on aggressive infrastructure development programs, privatizing toll roads, ports, and electricity generation and distribution, in an urgent drive to upgrade the existing, dated infrastructure.

On the down side, the monsoons, critical for rural income, were mediocre in 2002, negatively impacting rural demand and spending patterns. Efforts to privatize state-owned industries met with mixed results, with some success in selling stakes in the telecom, consumer, automobile, and petrochemical sectors, but little accomplished yet in the key banking, power, and refining sectors.

Against this backdrop, the stock market rose 16% for the fiscal year, although performance lagged the broader emerging markets composite for the second half. Technology stocks had a strong influence on the market. Shares of information technology service companies like Infosys Technologies fell in 2003 after they issued warnings of weakening pricing power amid greater competition from multinationals.

In contrast, financial stocks performed well, as investor sentiment improved following changes in loan foreclosure laws. Shares of large industrial companies like Reliance Industries also performed well, driven largely by the domestic economy. Mid-cap stocks generally did better than the large-cap shares, which remained under pressure from continued asset disposals by the troubled Unit Trust of India, the government-owned mutual fund company.

TAIWAN (6.7% OF NET ASSETS)

Taiwan's economy slowed down in the second half of the fiscal year as proliferation of SARS dampened domestic economic activity, and exports rose modestly, driven by the slow recovery in technology spending in the United States and other developed economies. GDP growth slowed from 3.5% in 2002 to about 2.3% annualized for the first half of 2003.

The outbreak of SARS in Taiwan lagged China, Singapore and Hong Kong and was much more contained. However, more than 20,000 homes were quarantined and the impact on tourism, domestic consumption, and transportation was significant.

The migration of labor-intensive jobs to China continues to haunt the domestic economy, with unemployment running above 5% for the third year in a row. The economic impact is made worse by the exodus of skilled Taiwanese workers migrating to the mainland, following the jobs. Another issue that is becoming increasingly problematic is the movement of domestic savings to offshore tax havens despite strict capital controls, due to the high domestic tax rates. With tax receipts down sharply, public sector debt has risen to 31% of GDP in the first half of 2003. A fragmented banking system with a high level of non-performing loans is another weak link in the economy.

Extremely poor domestic demand has resulted in the erosion of pricing power for most corporations. The sharp decline in global technology spending over the past few years has resulted in significant volatility in revenues and profits for the tech companies. Return on equity for the broad market was low and cash flow generation has been poor. Overall, this resulted in poor equity market performance, with liquidity in the system flowing toward fixed investments through bond funds and bank deposits.

On a more positive note, the cutting-edge, capital-intensive, and high-skill components of the technology chain, such as chip design, have remained in Taiwan. Earnings for the market as a whole are coming off a low base. Additionally, the slow-down has forced most Taiwanese companies to rationalize capital expenditures, trim costs, and focus on generating free cash flow. Another key area of improvement has been the diminished issuance of stock options as part of employee compensation, which had, historically, significantly diluted earnings.

Against the backdrop of a weak domestic economy and tepid tech spending globally, the technology-heavy Taiwan stock market ended lower for the fiscal year, although tech stocks and the broader market rallied strongly in the last quarter. Bellwether Taiwan Semiconductor Manufacturing Co. gained more than 35% in the fourth quarter, but was down 19% for the fiscal year.


ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund (EMGF) was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. Capital International is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931 and have been investing internationally since the 1950s. Capital International employs a value-oriented, research-driven approach. Capital International and its institutional management affiliates maintain a global investment intelligence network that continues to grow and currently employs more than 132 investment professionals based on three continents. They include analysts and portfolio managers, born in over 25 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, the organization has 28 analysts covering these countries, compared with four in 1986; these analysts also manage a portion of the fund. The bulk of its assets are managed by nine portfolio managers, compared with two in 1986; both of the original managers, incidentally, are still with the fund. During this difficult period in emerging markets, this team of investment professionals has remained essentially intact.

Capital International's research effort focuses heavily on regions as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies -- and the funds they manage, including Emerging Markets Growth Fund -- a competitive edge.

EMERGING MARKETS GROWTH FUND
INVESTMENT PORTFOLIO, JUNE 30, 2003

                                                      Equity securities
Sector Diversification                  Common stocks   Preferred stocks   Convertible bonds   Bonds      Percent of net assets

Telecommunication services                   16.35%            1.96%          .09%             .02%              18.42%
Information technology                        18.08               -              -               -               18.08
Financials                                    13.52            2.09              -             .02               15.63
Consumer staples                              10.50            1.38              -             .06               11.94
Energy                                         9.61             .89              -             .06               10.56
Materials                                      7.22            1.22              -             .02                8.46
Consumer discretionary                         5.33             .05              -             .02                5.40
Industrials                                    2.04             .20              -               -                2.24
Utilities                                      1.69             .02              -               -                1.71
Health care                                    1.08               -              -               -                1.08
Other                                           .73               -              -            2.36                3.09
                                              86.15%           7.81%          .09%            2.56%              96.61%

Short-term securities                                                                                             3.57
Excess of payables over cash and receivables                                                                      (.18)
  (including foreign currency contracts)

Net assets                                                                                                      100.00%


                                                                                      Number of shares           Market     Percent
EQUITY SECURITIES                                                                  or principal amount            value      of net
(Common and preferred stocks and convertible bonds)                                                               (000)      assets

Argentina  -  0.44%
BI SA (acquired 10/21/93, cost: $4,567,000) (1)(2)                                         4,952,158            $ 1,737      .01 %
Grupo Financiero Galicia SA, Class B (2)                                                           5                  -        -
Hidroneuquen SA (acquired 11/11/93, cost : $29,183,000) (1)(2)(3)                         28,022,311              3,713      .02
Nortel Inversora SA, Class A, preferred (ADR)                                                 513,584                257      .00
  (acquired 11/24/92, cost: $3,218,000) (1)(2)
Quilmes Industrial SA, Class B (ADR) (2)                                                   2,676,600             34,207      .21
Telecom Argentina STET-France Telecom SA, Class B (ADR) (2)                                4,840,046             31,460      .20
                                                                                                                 71,374      .44

Brazil  -  10.81%
Aracruz Celulose SA, Class B, preferred nominative (ADR)                                   2,101,000             44,247      .27
Banco Itau Holding Financeira SA, preferred nominative (formerly Banco Itau SA)        2,295,088,300            152,835
Banco Itau Holding Financeira SA, preferred nominative (ADR)                                 240,000              8,136     1.00
Brasil Telecom Participacoes SA, ordinary nominative                                     435,079,900              2,415
Brasil Telecom Participacoes SA, preferred nominative                                  1,245,787,000              9,231
Brasil Telecom Participacoes SA, preferred nominative (ADR)                                  743,200             27,833      .24
Cia. de Bebidas das Americas - AmBev, ordinary nominative                                 20,067,000              3,507
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                           8,341,360            169,747     1.07
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)                          385,504              3,558      .02
Cia. Vale do Rio Doce, ordinary nominative                                                   728,000             21,374
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                           3,261,600             96,739
Cia. Vale do Rio Doce, Class A, preferred nominative                                         233,600              6,393
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)                                 5,299,652            147,065     1.68
EMBRAER - Empresa Brasileira de Aeronautica SA, preferred nominative (ADR)                 1,684,999             32,184      .20
Itausa - Investimentos Itau SA, preferred nominative                                     225,625,106            177,440     1.10
New GP Capital Partners, LP, Class B                                                          27,000              3,479      .02
  (acquired 1/28/94, cost: $16,129,000) (1)(2)(3)
Petroleo Brasileiro SA - Petrobras, ordinary nominative (formed by the                     1,495,310             29,060
  merger of Petroleo Brasileiro SA- Petrobras and Petrobras Distribuidora SA)
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                              6,421,000            126,879
Petroleo Brasileiro SA - Petrobras, preferred nominative                                   1,262,056             22,453
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                             6,761,780            120,089     1.85
Tele Celular Sul Participacoes SA, ordinary nominative                                 4,388,760,565              3,221
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                              2,289,000             19,067      .14
Tele Centro Oeste Celular Participacoes SA, ordinary nominative                        3,144,499,000             16,146
Tele Centro Oeste Celular Participacoes SA, preferred nominative (ADR)                     3,894,905             22,513      .24
Telecomunicaciones de Sao Paulo SA, ordinary nominative                                   94,300,000                784
Telecomunicaciones de Sao Paulo SA, preferred nominative                               1,744,922,000             20,127      .13
Telecomunicacoes Brasileiras SA, preferred nominative (ADR)                                  677,000             18,651      .12
Tele Leste Celular Participacoes SA, ordinary nominative                               3,849,076,542                646
Tele Leste Celular Participacoes SA, preferred nominative (ADR)                              583,543              4,505      .03
Telemig Celular Participacoes SA, ordinary nominative                                  1,489,281,349              2,342
Telemig Celular Participacoes SA, preferred nominative (ADR)                                 999,258             21,004      .14
Telemig Celular SA, Class G, preferred nominative                                        385,295,000              4,714      .03
Tele Nordeste Celular Participacoes SA, ordinary nominative                            3,036,599,336              2,494
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR)                         1,300,174             20,998      .15
Tele Norte Celular Participacoes SA, ordinary nominative (2)(3)                        9,099,521,561              1,845
Tele Norte Celular Participacoes SA, preferred nominative (ADR) (2)(3)                       395,642              2,572      .03
Tele Norte Leste Participacoes SA, ordinary nominative                                 1,097,215,283              9,243
Tele Norte Leste Participacoes SA, preferred nominative                                7,067,275,677             81,764
Tele Norte Leste Participacoes SA, preferred nominative (ADR)                              4,571,700             53,397      .89
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                            8,843,200             34,489      .21
Unibanco-Uniao de Bancos Brasileiros SA, units                                         1,302,252,000             44,152
Unibanco-Uniao de Bancos Brasileiros SA, units (GDS)                                       7,511,650            128,900     1.07
Usinas Siderurgicas de Minas Gerais SA, Class A, preferred nominative (2)                  6,273,498             28,835      .18
                                                                                                              1,747,073    10.81

Canada  -  0.28%
Crew Development Corp. (2)                                                                 2,925,000                756      .00
Ivanhoe Mines Ltd. (2)(3)                                                                 18,100,000             44,658      .28
                                                                                                                 45,414      .28

Chile  -  1.49%
Banco Santander - Chile  (ADR)                                                             2,836,515             57,893      .36
Cia. de Petroleos de Chile (COPEC)                                                         2,930,100             15,037      .09
Cia. de Telecomunicaciones de Chile SA (ADR) (2)                                           8,799,035            103,829      .64
Embotelladora Andina SA, Class A, preferred nominative (ADR) (3)                           3,610,050             28,339
Embotelladora Andina SA, Class B, preferred nominative (ADR) (3)                           3,220,273             24,764      .33
Empresas CMPC SA                                                                             949,459             10,477      .07
                                                                                                                240,339     1.49

China  -  2.57%
BYD Co. Ltd. (Hong Kong) (3)                                                              13,299,000             29,930      .19
China International Marine Containers (Group) Co. Ltd., Class B  (2)                       6,205,545              7,090      .04
China Mobile (Hong Kong) Ltd.                                                             30,058,800             70,925
China Mobile (Hong Kong) Ltd. (ADR)                                                          364,600              4,291
China Mobile (Hong Kong) Ltd. 2.25% convertible notes November 3, 2005                   $12,000,000             12,030      .54
China National Aviation Co. Ltd. (Hong Kong)                                              21,344,000              3,066      .02
China Oilfield Services Ltd. (Hong Kong) (3)                                             100,409,100             22,533      .14
China Petroleum & Chemical Corp. (Hong Kong)                                              29,544,000              7,085      .04
China Southern Airlines Co. Ltd. (Hong Kong) (2)                                          10,470,200              2,752      .02
China Telecom Corp. Ltd. (Hong Kong)                                                     228,843,000             52,529      .32
China Unicom Ltd. (Hong Kong)                                                            109,535,744             74,446      .46
Digital China Holdings Ltd. (Hong Kong)                                                   16,090,900              4,230      .03
Jiangsu Expressway Co. Ltd. (Hong Kong)                                                   11,664,000              4,412      .03
Legend Holdings Ltd. (Hong Kong)                                                         168,027,400             56,023      .35
PetroChina Co. Ltd. (Hong Kong)                                                          109,514,100             33,003      .20
Sinopec Beijing Yanhua Petrochemical Co. Ltd. (Hong Kong) (2)                             24,160,900              3,315      .02
Tong Ren Tang Technologies Co. Ltd. (Hong Kong) (3)                                        4,623,900              7,234      .04
Yanzhou Coal Mining Co. Ltd. (Hong Kong)                                                  25,870,000             12,026      .07
Zhejiang Expressway Co. Ltd. (Hong Kong)                                                  21,610,000              8,937      .06
                                                                                                                415,857     2.57

Colombia  -  0.21%
Bancolombia SA (ADR)                                                                       6,772,175             33,455      .21

Czech Republic  -  0.27%
CESKE RADIOKOMUNIKACE, AS (2)                                                                 58,700                493
CESKE RADIOKOMUNIKACE, AS (GDR) (2)                                                          335,520              2,785      .02
CESKY TELECOM, AS                                                                          3,904,850             40,163      .25
                                                                                                                 43,441      .27

Egypt  -  0.21%
Egyptian Company for Mobile Services S.A.E.                                                3,870,000             34,372      .21

Hong Kong  -  1.18%
ASM Pacific Technology Ltd.                                                                9,966,500             29,140      .18
China Merchants Holdings (International) Co. Ltd.                                         22,987,000             20,487      .13
China.com Corp., Class A (2) (3)                                                           5,500,600             46,205      .28
Clear Media Ltd. (2)                                                                      22,774,000             12,558      .08
Global Bio-chem Technology Group Co. Ltd.                                                 73,320,000             23,741      .15
Shangri-La Asia Ltd.                                                                         281,000                178      .00
Texwinca Holdings Ltd.                                                                    32,390,700             25,753      .16
Yue Yuen Industrial (Holdings) Ltd.                                                       12,539,500             32,080      .20
                                                                                                                190,142     1.18

Hungary  -  1.46%
Magyar Tavkozlesi Rt.                                                                     29,895,416            102,384
Magyar Tavkozlesi Rt. (ADR)                                                                1,723,300             29,641      .81
MOL Magyar Olaj- es Gazipari Rt., Class A                                                  1,269,094             27,733
MOL Magyar Olaj- es Gazipari Rt., Class A (GDR)                                              630,400             13,869      .26
National Savings and Commercial Bank Ltd. (2)                                              6,499,990             62,881      .39
                                                                                                                236,508     1.46

India  -  10.47%
Bajaj Auto Ltd.                                                                            1,220,295             15,085      .09
Bharat Heavy Electricals Ltd.                                                              2,383,959             13,866      .09
Bharat Petroleum Corp. Ltd.                                                                3,312,600             20,311      .13
Bharti Tele-Ventures Ltd. (2)                                                             12,853,208             10,827      .07
Cipla Ltd.                                                                                    35,063                572      .00
Cummins India Ltd. (3)                                                                    10,446,937             15,368      .09
Dr. Reddy's Laboratories Ltd.                                                              1,920,450             45,298
Dr. Reddy's Laboratories Ltd. (ADR)                                                          120,707              2,814      .30
GlaxoSmithKline Consumer Healthcare Ltd.                                                   1,262,700              7,211      .04
Grasim Industries Ltd.                                                                            39                  -        -
HCL Technologies Ltd.                                                                        186,600                622      .00
HDFC Bank Ltd.                                                                             7,072,752             39,368
HDFC Bank Ltd. (ADR)                                                                         829,600             15,555      .34
Hindustan Lever Ltd.                                                                      86,663,557            332,559     2.06
Housing Development Finance Corp. Ltd. (3)                                                20,930,306            184,495     1.14
ICICI Bank Ltd. (2)(3)                                                                    13,193,690             42,732
ICICI Bank Ltd. (ADR) (2)(3)                                                              16,115,275            117,158      .99
Infosys Technologies Ltd. (3)                                                              3,689,710            260,572     1.61
Ranbaxy Laboratories Ltd.                                                                  1,541,571             26,135      .16
Reliance Industries Ltd.                                                                  53,810,501            377,115
Reliance Industries Ltd. (GDR)                                                             1,022,900             14,884     2.43
SET India Ltd. (acquired 5/15/00, cost: $34,131,000) (1)(2)                                  106,250              2,553      .02
SET Satellite (Singapore) Pte. Ltd.                                                        2,847,112              5,683      .03
  (acquired 5/15/00, cost: $73,162,000) (1)(2)
State Bank of India                                                                        6,958,700             57,706
State Bank of India (GDR)                                                                  1,415,900             28,998      .54
Sun Pharmaceutical Industries Ltd.                                                         1,480,000             11,181      .07
Wipro Ltd.                                                                                 1,541,183             31,508
Wipro Ltd. (ADR)                                                                             229,555              5,291      .23
Zee Telefilms Ltd.                                                                         3,407,727              6,483      .04
                                                                                                              1,691,950    10.47

Indonesia  -  3.04%
PT Astra International Tbk (2)(3)                                                        236,137,384            102,388      .63
PT Hanjaya Mandala Sampoerna Tbk (3)                                                     256,401,300            129,056      .80
PT Indofood Sukses Makmur Tbk                                                            124,456,900             12,830      .08
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                  441,760,860            247,804     1.53
                                                                                                                492,078     3.04

Israel  -  0.27%
Metalink Ltd. (2)                                                                            444,800              2,366      .02
Nova Measuring Instruments Ltd. (2)                                                          586,000              2,028      .01
Orbotech Ltd. (2)(3)                                                                       2,365,525             39,339      .24
                                                                                                                 43,733      .27

Kazakhstan  -  0.01%
OJSC Kazkommertsbank (ADR) (acquired 9/10/97, cost: $1,466,000) (1)(2)                        72,877              1,255      .01

Malaysia  -  2.36%
British American Tobacco (Malaysia) Bhd.                                                   2,186,600             22,441      .14
Hong Leong Bank Bhd.                                                                      24,190,000             29,410      .18
IJM Corp. Bhd.                                                                            16,512,714             20,858      .13
IJM Plantations Bhd. (2)                                                                   6,605,085                608      .00
IOI Corp. Bhd.                                                                            23,752,600             35,629      .22
Malayan Banking Bhd.                                                                      32,999,450             74,683      .46
Malaysian Pacific Industries Bhd.                                                            473,800              1,795      .01
Maxis Communications Bhd.                                                                 61,359,500             92,040      .57
Nestle (Malaysia) Sdn. Bhd.                                                                1,398,000              7,542      .05
Road Builder (M) Holdings Bhd.                                                            23,013,000             21,317      .13
Star Publications (Malaysia) Bhd.                                                          6,507,800             10,618      .07
Tanjong PLC                                                                               13,061,800             34,373      .21
UMW Holdings Bhd. (3)                                                                     14,464,678             30,262      .19
                                                                                                                381,576     2.36

Mexico  -  13.91%
America Movil SA de CV, Class A                                                           18,275,000             17,024
America Movil SA de CV, Class L                                                           27,412,500             25,667
America Movil SA de CV, Class L (ADR)                                                     26,980,200            505,879     3.40
America Telecom SA de CV, Series A1 (2)                                                   13,852,700             12,918      .08
Apasco, SA de CV                                                                           9,995,845             77,051      .48
Cemex, SA de CV, ordinary participation certificates, units                                6,745,100             30,034
Cemex, SA de CV, ordinary participation certificates, units (ADR)                          1,143,595             25,491      .34
Coca-Cola FEMSA, SA de CV, Class L (ADR) (2) (formed by the merger                           485,700             10,443      .06
  of Coca-Cola FEMSA, SA de CV and Panamerican Beverages, Inc.)
Consorcio International Hospital, SA de CV, convertible preferred, units                      23,970                  -        -
  (acquired 9/25/97, cost: $4,827,000) (1)(2)
Controladora Comercial Mexicana, SA de CV, units                                          15,925,400             10,625      .07
Fomento Economico Mexicano, SA de CV (ADR)                                                 6,727,280            277,164
Fomento Economico Mexicano, SA de CV, units                                                5,314,800             21,818     1.85
Grupo Industrial Bimbo, SA de CV, Class A                                                 20,783,375             34,715      .22
Grupo Televisa, SA, ordinary participation certificates                                    2,950,000              5,077
Grupo Televisa, SA, ordinary participation certificates (ADR)                              7,082,932            244,361     1.54
Industrias Penoles, SA de CV                                                                 458,300                734      .00
Kimberly-Clark de Mexico, SA de CV, Class A,                                              53,563,100            142,893      .88
  (ordinary participation certificates)
Organizacion Soriana, SA de CV, Class B (2)                                                5,855,900             12,185      .08
Telefonos de Mexico, SA de CV, Class A                                                    12,740,000             20,040
Telefonos de Mexico, SA de CV, Class L                                                    26,762,500             41,994
Telefonos de Mexico, SA de CV, Class L (ADR)                                              10,919,590            343,094     2.51
Wal-Mart de Mexico, SA de CV, Series C                                                    34,268,633             91,911
Wal-Mart de Mexico, SA de CV, Series V                                                    92,054,391            271,146
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                                 847,132             24,973     2.40
                                                                                                              2,247,237    13.91

Morocco  -  0.06%
Holcim (Maroc) SA, Class A                                                                    46,585              4,510      .03
Societe des Brasseries du Maroc                                                               41,832              4,484      .03
                                                                                                                  8,994      .06

Nigeria  -  0.02%
United Bank for Africa (GDR)                                                                 361,250              3,167      .02

Peru  -  0.40%
Cia. de Minas Buenaventura SA                                                                456,485              6,790
Cia. de Minas Buenaventura SA (ADR)                                                          704,467             21,197      .17
Credicorp Ltd.                                                                             3,653,262             36,167      .23
Sociedad Minera El Brocal SA (2)                                                               4,565                  5      .00
                                                                                                                 64,159      .40

Philippines  -  1.22%
ABS-CBN Holdings Corp. (Philippine Deposit Receipts) (2)                                  32,413,700             11,067      .07
Ayala Corp.                                                                               67,315,250              5,793      .03
Ayala Land, Inc.                                                                          97,485,230             10,943      .07
Bank of the Philippine Islands                                                             6,123,900              5,270      .03
Bayan Telecommunications Holdings Corp., Class A                                             724,790                  -
  (acquired 2/12/98, cost: $1,850,000) (1)(2)
Bayan Telecommunications Holdings Corp., Class B                                             241,431                  -        -
  (acquired 2/12/98, cost: $616,000) (1)(2)
GLOBE TELECOM, Inc.                                                                        2,815,495             31,869      .20
International Container Terminal Services, Inc. (2)                                       19,533,588              1,023      .01
Philippine Long Distance Telephone Co. (2)(3)                                              4,615,390             48,788
Philippine Long Distance Telephone Co. (ADR) (2)(3)                                        5,031,096             54,185
Philippine Long Distance Telephone Co., convertible preferred shares,                         50,664              1,913      .65
  Series III (GDS) (3)
SM Prime Holdings, Inc.                                                                  221,189,500             24,416      .15
Universal Robina Corp.                                                                    22,440,000              2,267      .01
                                                                                                                197,534     1.22

Poland  -  1.16%
Bank Polska Kasa Opieki SA                                                                 1,714,095             44,464      .27
Bank Przemyslowo-Handlowy SA                                                                 454,499             31,750
Bank Przemyslowo-Handlowy SA (GDR)                                                               420                 15      .20
Bank Rozwoju Eksportu SA                                                                      41,505                815      .00
Bank Zachodni WBK SA (3)                                                                   2,326,206             40,088      .25
ING Bank Slaski SA                                                                           324,845             27,615      .17
Polski Koncern Naftowy ORLEN SA (GDR)                                                        770,700              7,491      .05
Telekomunikacja Polska SA                                                                  9,900,434             34,836      .22
                                                                                                                187,074     1.16

Republic of Croatia  -  0.36%
PLIVA DD (GDR)                                                                             4,188,714             58,014      .36

Russian Federation  -  4.87%
Baring Vostok Private Equity Fund                                                         13,087,057             12,207      .08
  (acquired 12/15/00, cost: $13,087,000) (1)(2)(3)(4)
Lenenergo                                                                                 21,600,000              9,828      .06
LUKoil Holding (ADR)                                                                       6,158,159            487,110     3.01
New Century Capital Partners, LP (acquired 12/7/95,                                        5,250,000              2,660      .02
  cost: $5,486,000) (1)(2)(3)(4)
OAO Moscow City Telephone Network                                                          3,007,500             21,654      .13
OJSC MMC "Norilsk Nickel" (ADR)                                                            3,744,470            130,308      .81
RAO Gazprom (ADR)                                                                          1,007,104             18,934
RAO Gazprom (ADR) (acquired 10/21/96, cost: $5,646,000) (1)                                  363,900              6,841      .16
Surgutneftegas (ADR)                                                                       1,109,500             23,022      .14
Unified Energy System of Russia                                                           85,362,300             22,834
Unified Energy System of Russia (ADR)                                                         18,600                498
Unified Energy System of Russia (GDR)                                                        469,900             12,438      .22
Wimm-Bill-Dann Foods (ADR) (2)                                                             1,285,900             26,104      .16
YUKOS Oil Co. ( ADR)                                                                         231,375             12,876      .08
                                                                                                                787,314     4.87

South Africa  -  5.23%
Anglo American Platinum Corp. Ltd.                                                           375,100             11,883      .07
Dimension Data Holdings PLC (2)                                                            7,853,310              2,822      .02
Gencor Ltd.                                                                                2,480,600                 37      .00
Gold Fields Ltd.                                                                           1,647,509             19,768      .12
Harmony Gold Mining Co. Ltd.                                                               2,851,400             37,623
Harmony Gold Mining Co. Ltd. (ADR)                                                            15,400                207      .24
Impala Platinum Holdings Ltd.                                                              1,889,882            112,910      .70
MTN Group Ltd. (2)                                                                         8,024,423             17,500      .11
Nedcor Ltd.                                                                               10,750,053            128,884      .80
Sappi Ltd.                                                                                 5,331,445             64,491      .40
Sasol Ltd.                                                                                24,662,393            276,024     1.71
South Africa Capital Growth Fund, LP, Class A                                                  2,180                982
  (acquired 8/25/95, cost: $1,345,000) (1)(2)
South Africa Capital Growth Fund, LP, Class D                                                 13,650              6,151      .04
  (acquired 8/25/95, cost: $8,216,000) (1)(2)
South African Private Equity Fund III, LP                                                     22,535             13,785      .09
  (acquired 9/23/98, cost: $19,301,000) (1)(3)(4)
South African Private Equity Fund III, Ltd.                                                    7,798              7,015      .04
  (acquired 10/6/00, cost: $7,556,000) (1)(4)
Standard Bank Group Ltd.                                                                  16,319,500             71,704      .44
Telkom SA Ltd. (2)                                                                        14,016,800             72,759      .45
                                                                                                                844,545     5.23

South Korea  -  18.62%
Cheil Communications Inc.                                                                    171,750             16,916      .10
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (2)                                     2,279,300             19,297
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (GDR) (2)                               1,148,490             19,065      .24
ENTERPRISEnetworks Inc. (acquired 5/18/00, cost: $21,675,000) (1)(2)                         321,716                558      .00
Hyundai Development Co. (3)                                                                4,443,274             29,647      .18
Hyundai Marine & Fire Insurance Co., Ltd.                                                    363,070              9,678      .06
Hyundai Motor Co.                                                                          1,542,264             40,851
Hyundai Motor Co. (GDR)                                                                    2,461,314             32,859
Hyundai Motor Co., nonvoting preferred (GDR)                                               1,228,683              7,604      .50
Kookmin Bank                                                                               7,330,440            221,204
Kookmin Bank (ADR)                                                                           601,754             18,203     1.48
Kookmin Credit Card Co., Ltd. (2)                                                          1,756,693             23,928      .15
KorAm Bank                                                                                 2,316,200             15,590      .10
Korea Electric Power Corp.                                                                 9,221,260            146,087      .90
Korea Gas Corp.                                                                            2,574,470             61,502      .38
KT Corp. (ADR)                                                                             7,431,618            146,477      .91
KT Freetel Co., Ltd. (2)                                                                   2,862,570             59,867      .37
Kumgang Korea Chemical Co., Ltd.                                                             519,991             48,381      .30
LG Card Co., Ltd. (3)                                                                      6,113,084             89,416      .55
LG Electronics Inc.                                                                        3,261,500            136,146      .84
LG Engineering & Construction Co., Ltd.                                                    2,289,280             39,626      .25
LG Petrochemical Co., Ltd.                                                                 1,025,300             18,177      .11
POSCO                                                                                        648,115             67,365      .42
Samsung Electro-Mechanics Co., Ltd.                                                          123,340              4,058      .03
Samsung Electronics Co., Ltd.                                                              2,608,759            776,286
Samsung Electronics Co., Ltd. (GDS)                                                        3,150,994            468,711
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                                       1,380                 99     7.71
Samsung Fire & Marine Insurance Co., Ltd.                                                  2,473,491            120,461      .75
Samsung SDI Co., Ltd.                                                                      1,781,536            135,146
Samsung SDI Co., Ltd. (GDR)                                                                1,575,200             29,850     1.02
Samsung Securities Co., Ltd.                                                               1,635,400             39,686      .25
Shinhan Financial Group Co., Ltd.                                                         11,037,200            115,183
Shinhan Financial Group Co., Ltd. (GDR)                                                      190,950              3,953      .74
SK Telecom Co., Ltd.                                                                         156,460             26,754
SK Telecom Co., Ltd. (ADR)                                                                 1,020,990             19,256      .28
                                                                                                              3,007,887    18.62

Taiwan  -  6.66%
Accton Technology Corp.                                                                    3,974,615              3,052      .02
Advanced Semiconductor Engineering, Inc. (2)(3)                                          206,961,992            123,542      .77
Ambit Microsystems Corp.                                                                   6,896,000             21,381      .13
Asia Corporate Partners Fund, Class B                                                         39,360              6,793      .04
  (acquired 3/12/96, cost: $10,758,000) (1)(2)(3)
ASUSTeK Computer Inc.                                                                     50,209,000            127,305
ASUSTeK Computer Inc. (GDR)                                                                  979,428              2,449      .80
Benq Corp.                                                                                 6,688,306              7,617      .05
Compal Electronics, Inc.                                                                  25,183,661             33,860
Compal Electronics, Inc. (GDS)                                                               112,800                756      .21
Compeq Manufacturing Co., Ltd. (2)                                                        23,490,350              9,462      .06
Delta Electronics, Inc.                                                                   25,442,655             30,301      .19
High Tech Computer Corp.                                                                   2,062,200              7,260      .05
Hon Hai Precision Industry Co., Ltd.                                                      39,135,220            142,320
Hon Hai Precision Industry Co., Ltd. (GDR)                                                 2,967,406             22,403     1.02
Largan Precision Co., Ltd.                                                                   650,000              3,918      .02
President Chain Store Corp.                                                               35,225,915             47,465      .29
Quanta Computer Inc.                                                                       6,649,450             13,777      .09
Realtek Semiconductor Corp.                                                               10,638,000             21,732      .13
Seres Capital (Cayman) (acquired 3/12/96, cost: $12,000) (1)(3)                                    2                 33
Seres Capital (Cayman), nonvoting                                                                  8                168      .00
  (acquired 3/12/96, cost: $63,000) (1)(3)
Siliconware Precision Industries Co., Ltd. (2)                                            17,932,000             11,432
Siliconware Precision Industries Co., Ltd. (ADR) (2)                                         221,700                709      .08
Taiwan Hon Chuan Enterprise Co., Ltd. (3)                                                  6,090,000              8,541      .05
Taiwan Semiconductor Manufacturing Co., Ltd. (2)                                         221,580,865            365,984     2.27
Test-Rite International Co., Ltd.                                                         13,869,900              8,922      .06
Tong Yang Industry Co., Ltd. (3)                                                          20,678,000             26,065      .16
United Microelectronics Corp. (2)                                                         26,159,552             16,904      .10
Yageo Corp. (2)                                                                           19,830,240              5,344
Yageo Corp. (GDR) (2)                                                                      4,941,148              6,473      .07
                                                                                                              1,075,968     6.66

Thailand  -  1.93%
Advanced Info Service PCL                                                                 77,382,600            112,202      .69
BEC World PCL                                                                              3,260,900             18,603      .12
Charoen Pokphand Feedmill PCL                                                             62,505,800              7,221      .04
Dusit Thani PCL                                                                            1,083,366              1,082      .01
Electricity Generating Public Co. Ltd.                                                     6,108,747              8,204
Electricity Generating Public Co. Ltd., nonvoting                                          6,294,100              8,303      .10
  depositary receipts
PTT Exploration and Production PCL                                                        12,345,400             47,245      .29
Siam Cement Co. Ltd.                                                                       4,764,500             19,026
Siam Cement Co. Ltd., nonvoting depositary receipts                                       14,967,700             53,367      .45
Siam City Cement PCL                                                                       7,151,724             36,379      .23
                                                                                                                311,632     1.93

Turkey  -  1.98%
Aktas Elektrik Ticaret AS (2)                                                              4,273,718                  -        -
Anadolu Efes Biracilik ve Malt Sanayii AS (3)                                          3,837,732,296             76,565      .47
Eregli Demir ve Celik Fabrikalari TAS (2)                                                407,040,241              5,548      .04
Migros Turk TAS (3)                                                                    4,665,319,198             46,456      .29
Turkcell Iletisim Hizmetleri AS (2)                                                    4,845,244,260             32,507      .20
Turkiye Garanti Bankasi AS (2)                                                        14,304,053,586             19,395      .12
Turkiye Is Bankasi AS, Class C (2)                                                    22,080,335,925             70,171      .44
Turkiye Sise ve Cam Fabrikalari AS (2)                                                12,023,977,227             14,520      .09
Yapi ve Kredi Bankasi AS (2)(3)                                                       49,373,134,320             53,697      .33
Yapi Kredi Koray, Class B (2)(3)                                                       1,210,400,000                564      .00
                                                                                                                319,423     1.98

Ukraine  -  0.01%
JKX Oil & Gas PLC                                                                          2,725,995              1,182      .01

United Kingdom  -  1.18%
Anglo American PLC                                                                         7,103,413            110,255      .68
Antofagasta PLC                                                                            5,205,730             52,899      .33
Oxus Gold PLC (formerly Oxus Mining PLC) (2)                                               7,720,000              3,026      .02
Xstrata PLC                                                                                3,790,750             25,210      .15
                                                                                                                191,390     1.18

United States of America  -  0.16%
AsiaInfo Holdings, Inc. (2)(3)                                                             3,133,450             25,694      .16

Venezuela  -  0.17%
Cia. Anonima Nacional Telefonos de Venezuela                                               2,174,589             27,161      .17
  (CANTV), Class D (ADR)

Vietnam  -  0.03%
Vietnam Enterprise Investments Ltd., Class C                                               4,392,828              4,085      .03
  (acquired 9/20/01, cost: $4,230,000) (1)(2)(3)

Multinational  -  0.44%
Capital International Global Emerging Markets Private Equity Fund, LP                         56,000             41,549      .26
   (acquired 6/30/99, cost: $43,621,000) (1)(3)(4)
New Asia East Investment Fund Ltd., Class A                                                  293,600                726
  (acquired 5/23/96, cost: $1,081,000) (1)(2)(3)(4)
New Asia East Investment Fund Ltd., Class B                                                4,006,400              9,901      .07
  (acquired 5/23/96, cost: $14,757,000) (1)(2)(3)(4)
New Europe East Investment Fund Ltd., Class B                                                    436             13,469      .08
  (acquired 6/4/93, cost: $22,790,000) (1)(3)
Pan Asia Special Opportunities Fund (Cayman)                                                 600,000              5,403      .03
  (acquired 10/18/00, cost: $5,914,000) (1)(2)(3)(4)
                                                                                                                 71,048      .44

Miscellaneous  -  0.57%
Equity securities in initial period of acquisition                                                               91,193      .57


Total equity securities  (cost: $12,030,866,000)                                                             15,193,268    94.05



                                                                                       Number of units           Market     Percent
Bonds and notes                                                                    or principal amount            value      of net
                                                                                                (000)             (000)      assets

Argentina  -  0.34%
Multicanal SA:
     9.25% February 1, 2002 (5)                                                              $ 2,609              $ 796
     10.50% February 1, 2007 (6)                                                               1,244                379
     10.50% April 15, 2018 (6)                                                                 2,289                698
     13.125% April 15, 2009 (6)                                                                1,122                342      .01 %
Republic of Argentina:
     1.369% August 3, 2012 (7)                                                                68,395             40,148
     7.00%/15.50% December 19, 2008 (6)(7)                                                     2,000                655
     9.75% September 19, 2027 (6)                                                              4,830              1,473
     11.00% October 9, 2006 (6)                                                                1,135                380
     11.375% January 30, 2017 (6)                                                              1,230                400
     11.75% April 7, 2009 (6)                                                                  9,460              3,264
     Payment-in-Kind Bonds:
          12.00% June 19, 2031 (6)                                                             5,877              1,828
          12.25% June 19, 2018 (6)                                                             3,672              1,147      .31
Telecom Argentina STET-France Telecom SA:
     7.25% July 1, 2002 (5)                                                                 EUR3,205              2,484
     9.50% July 2, 2004 (6)                                                                    1,480              1,151      .02
                                                                                                                 55,145      .34

Brazil  -  0.28%
Federal Republic of Brazil:
     10.00% January 16, 2007                                                                    $550                567
     10.25% June 17, 2013                                                                      1,500              1,436
     11.00% August 17, 2040                                                                   19,805             18,122
     Capitalization Payment-in-Kind Bond, 8.00% April 15, 2014                                13,921             12,320
     Debt Conversion Bond, Series L,  2.188% April 15, 2012 (7)                               13,020              9,798
     MYDFA Trust 2.063% September 15, 2007                                                     1,637              1,432
      (acquired 10/2/96, cost: $1,535,000)  (1)(7)                                               653                551      .28
     New Money Bond, Series L, 2.188% April 15, 2009 (7)
                                                                                                                 44,226      .28
Bulgaria  -  0.04%
Republic of Bulgaria 8.25% January 15, 2015                                                    5,374              6,366      .04

Colombia  -  0.22%
Republic of Columbia:
     7.625% February 15, 2007                                                                  2,635              2,833
     8.625% April 1, 2008                                                                      2,875              3,170
     10.00% January 23, 2012                                                                   4,560              5,119
     10.375% January 28, 2033                                                                 10,205             11,761
     10.75% January 15, 2013                                                                   4,698              5,508
     11.375% January 31, 2008                                                               EUR4,610              5,967
     11.75% February 25, 2020                                                                 $1,340              1,672      .22
                                                                                                                 36,030      .22

Dominican Republic  -  0.04%
Dominican Republic:
     2.063% August 30, 2024 (7)                                                                  500                369
     9.04% January 23, 2013                                                                    1,150              1,044
     9.04% January 23, 2013 (acquired 1/16/03, cost: $2,400,000) (1)                           2,400              2,178
     9.50% September 27, 2006                                                                  1,075              1,024
     9.50% September 27, 2006 (acquired 9/20/01, cost: $2,308,000) (1)                         2,305              2,196      .04
                                                                                                                  6,811      .04

El Salvador  -  0.02%
Republic of El Salvador 7.75% January 24, 2023                                                 2,375              2,482      .02
  (acquired 10/17/02, cost: $2,395,000) (1)

India  -  0.06%
Hindustan Lever Ltd. 9.00% December 20, 2004                                               INR86,664             10,095      .06

Jamaica  -  0.00%
Jamaican Government Bonds 10.625% June 20, 2017                                                 $225                187      .00

Kazakhstan  -  0.02%
OJSC Kazkommertsbank 8.50% April 16, 2013                                                      2,000              1,995      .01
  (acquired 4/29/03, cost: $1,980,000) (1)
Turanalem Finance BV 10.00% May 29, 2007                                                         875                950      .01
  (acquired 5/17/02, cost: $868,000) (1)
                                                                                                                  2,945      .02

Mexico  -  0.27%
Innova, S de RL 12.875% Senior Notes due April 1, 2007                                         1,000              1,023      .01
Pemex Project Funding Master Trust:
     8.50% February 15, 2008                                                                     875              1,024
     Series A:
     7.375% December 15, 2014                                                                    720                790
     7.875% February 1, 2009                                                                   3,250              3,721
     8.625% February 1, 2022                                                                   2,700              3,092      .05
United Mexican States Government:
     6.375% January 16, 2013                                                                   1,355              1,440
     7.50% January 14, 2012                                                                      550                630
     7.50% April 8, 2033                                                                       1,550              1,648
     8.125% December 30, 2019                                                                  2,275              2,599
     8.30% August 15, 2031                                                                     5,925              6,837
     8.375% January 14, 2011                                                                   3,355              4,028
     11.375% September 15, 2016                                                               11,262             16,414      .21
                                                                                                                 43,246      .27

Nigeria  -  0.00%
Central Bank of Nigeria, warrants, 0% November 15, 2020                                            2                  -        -

Panama  -  0.08%
Republic of Panama:
     8.875% September 30, 2027                                                                 5,615              6,134
     9.375% January 16, 2023                                                                   2,267              2,533
     9.375% April 1, 2029                                                                      1,505              1,742
     Interest Reduction Bond, 5.00% July 17, 2014 (7)                                          2,380              2,160      .08
                                                                                                                 12,569      .08

Peru  -  0.10%
Republic of Peru:
     9.125% February 21, 2012                                                                  6,779              7,243
     9.875% February 6, 2015                                                                   8,640              9,504      .10
                                                                                                                 16,747      .10

Philippines  -  0.07%
Republic of Philippines 10.625% March 16, 2025                                                 9,920             11,569      .07

Poland  -  0.17%
PTC International Finance BV 10.75% July 1, 2007                                                  92                 95      .00
Republic of Poland:
     6.00% November 24, 2010                                                               PLN52,300             14,260
     8.50% February 12, 2005                                                                   9,910              2,685
     8.50% October 12, 2005                                                                   36,000              9,965      .17
                                                                                                                 27,005      .17

Russian Federation  -  0.67%
Russian Federation:
     5.00% March 31, 2030 (7)                                                                $52,495             51,051
     5.00% March 31, 2030 (acquired 8/25/00,                                                  53,855             52,374
       cost: $24,895,000) (1) (7)
     8.25% March 31, 2010 (acquired 8/25/00,                                                   4,559              5,279      .67
       cost: $3,478,000) (1)
                                                                                                                108,704      .67

Tunisia  -  0.02%
Banque Centrale de Tunisie 7.375% April 25, 2012                                               2,950              3,444      .02

Turkey  -  0.02%
Republic of Turkey:
     0% March 3, 2004 (8)                                                             TRL1,126,385,000              602
     11.875% January 15, 2030                                                                 $2,135              2,212      .02
                                                                                                                  2,814      .02

Ukraine  -  0.01%
Ukraine Government 7.65% June 11, 2013                                                         2,200              2,193      .01
  (acquired 6/6/03, cost: $2,249,000) (1)

United States of America  -  0.02%
Freeport-McMoRan Copper & Gold, Inc. 10.125%                                                   2,080              2,330      .02
  Senior Notes due February 1, 2010

Venezuela  -  0.11%
Petrozuata Finance, Inc., Series B, 8.22% April 1, 2017                                        1,520              1,334      .01
  (acquired 4/12/02, cost: $1,164,000) (1)
Republic of Venezuela:
     9.25% September 15, 2027                                                                 20,745             15,403
     Debt Conversion Bond, 1.875% December 18, 2007 (7)                                        1,179                950
     Front-Loaded Interest Reduction Bond,                                                      476                388      .10
     Series B, 2.188% March 31, 2007 (7)
                                                                                                                 18,075      .11


Total bonds and notes  (cost: $322,408,000)                                                                     412,983     2.56


                                                                                       Number of units           Market     Percent
SHORT-TERM SECURITIES                                                              or principal amount            value     of net
                                                                                                (000)             (000)     assets

Corporate short-term notes  -  2.88%
ABN-AMRO North America Finance Inc. 0.97% due 9/16/03                              $          34,000      $      33,921      .21 %
Alcon Capital Corp. 1.21% due 7/2/03                                                          30,100             30,098      .19
ANZ (DE) Inc. 1.22% due 7/1/03                                                                26,000             25,999      .16
Bank of Ireland 1.04% due 7/31/03                                                             35,700             35,668      .22
BMW U.S. Capital Corp. 1.02% due 7/25/03                                                      20,000             19,986      .12
CDC Commercial Paper Corp. 1.21% due 7/1/03                                                   25,500             25,499      .16
Coca-Cola Co. 0.95% due 8/1/03                                                                21,100             21,082      .13
Corporate Asset Funding Co. Inc. 1.19%-1.24% due 7/01-7/22/03                                 63,100             63,086      .39
HBOS Treasury Services PLC 1.26% due 7/2/03                                                   10,700             10,699      .07
Nestle Capital Corp. 1.03% due 8/1/03                                                         10,000              9,991      .06
Preferred Receivables Funding Corp. 0.99%-1.05% due 7/29-8/1/03                               53,200             53,153      .33
Rio Tinto PLC 1.24% due 7/1/03                                                                55,800             55,798      .34
Stadshypotek AB 1.23% due 7/15/03                                                             18,000             17,991      .11
Toronto-Dominion Holdings USA Inc. 1.03% due 9/11/03                                          31,703             31,636      .20
TotalFinaElf Capital S.A. 1.23% due 7/1/03                                                     5,000              5,000      .03
Toyota Motor Corp. 0.90%-1.02% due 7/23-8/8/03                                                25,500             25,479      .16
                                                                                                                465,086     2.88

Federal agency discount notes  -  0.56%
Fannie Mae 1.14%-1.17% due 7/23-8/6/03                                                        68,000             67,932      .42
Federal Home Loan Bank Discount Corp. 1.02% due 8/1/03                                        20,000             19,982      .13
Freddie Mac 1.16% due 8/20/03                                                                  2,000              1,997      .01
                                                                                                                 89,911      .56

Non-U.S. government short-term obligations  -  0.07%
Turkish Government Treasury Bill 0% due 1/28/04                                      TRL21,085,995,000           11,819      .07

Non-U.S. currency  -  0.06%
Taiwan New Dollar                                                                         TWD317,636      $       9,204      .06


Total short-term securities  (cost: $574,414,000)                                                               576,020     3.57


Total investment securities  (cost: $12,927,688,000)                                                         16,182,271   100.18

Net unrealized depreciation on foreign currency contracts (9)                                                   (36,714)    (.23)

Excess of cash and receivables over payables                                                                      8,828      .05

Net assets                                                                                                 $ 16,154,385   100.00 %

(1) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists.  As of  June 30, 2003, the total market value and cost of such securities were $223,416,000 and $397,959,000, respectively, and the market value represented 1.38% of net assets.
(2) Non-income-producing securities.
(3) This company represents investment in an affiliate as defined in the Investment Company Act of 1940.  This definition includes, but is not limited to, companies in which the fund owns more than 5% of the outstanding voting securities.  New Asia East
    Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity
    Fund, LP are considered affiliates since these companies have the same investment adviser as the fund.
(4) Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
(5) Security is currently in default pending a bond restructuring; no principal payment received on the scheduled maturity date.
(6) Security is currently in default.
(7) Coupon rate may change periodically.
(8) Represents a zero coupon bond that may convert to a coupon-bearing security at a later date.
(9) As of June 30, 2003, the net unrealized foreign currency contracts payable consists of the following:

                                                             Contract amount                U.S. valuation at 06/30/2003
                                                                                                                   Unrealized
                                                                                                                  appreciation
                                                     Non-U.S.               U.S.         Amount                  (depreciation)
                                                        (000)              (000)          (000)                       (000)
Sales:
Czech Koruna to Euro                     CZK205,942/EUR6,464              $ 7,389         7,455                    $  (66)
   expiring 12/8/03

Czech Koruna to U.S. Dollar                       CZK432,745               15,848        15,666                       182
   expiring 12/8/03

Hungarian Forint to Euro               HUF3,823,706/EUR13,873              15,858        15,942                       (84)
   expiring 12/9/03

Hungarian Forint to U.S. Dollar                  HUF6,374,119              27,249        26,551                       698
   expiring 12/9-12/23/03

Mexican Peso to U.S. Dollar                      MXN6,243,516             559,031      $587,251                   (28,220)
   expiring 7/9/03-5/5/04

Polish Zloty to Euro                       PLN22,842/EUR5,012               5,729         5,756                       (27)
   expiring 12/8/03

Polish Zloty to U.S. Dollar                         PLN25,143               6,493         6,336                       157
   expiring 12/8/03

South African Rand  to U.S. Dollar               ZAR1,709,044             211,182       220,536                    (9,354)
   expiring 9/8/03-1/23/04

Foreign currency contracts ---net                                                                               $ (36,714)

Abbreviations

Securities:
ADR - American Depositary Receipts
GDR - Global Depositary Receipts
GDS - Global Depositary Shares

Non-U.S. currency:
CZK- Czech Koruna
EUR - Euro
HUF- Hungarian Forint
INR - Indian Rupee
MXN - Mexican Peso
PLN - Polish Zloty
TRL - Turkish Lira
TWD - Taiwan New Dollar
ZAR - South African Rand


See Notes to Financial Statements


Equity securities added to the portfolio since December 31, 2002

Ambit Microsystems
Bank Polska Kasa Opieki
Bharat Heavy Electricals
Brasil Telecom Participacoes
British American Tobacco
China International Marine Containers (Group)
China Oilfield Services
Daewoo Shipbuilding & Marine Engineering
Global Bio-chem Technology Group
Ivanhoe Mines
Kookmin Credit Card
KorAm Bank
Korea Gas
Largan Precision
LG Card
LG Electronics
LG Engineering & Construction
Ranbaxy Laboratories
Realtek Semiconductor
Taiwan Hon Chuan Enterprise
Tele Norte Leste Participacoes
Telecomunicacoes Brasileiras
Telecomunicaciones de Sao Paulo
Telekomunikacja Polska
Telesp Celular Participacoes
Telkom
Tong Ren Tang Technologies
Tong Yang Industry
Yanzhou Coal Mining
Yue Yuen Industrial
YUKOS Oil


Equity securities eliminated from the portfolio since December 31, 2002

Acer
African Bank Investments
Amkor Technology
Arab-Malaysian Finance
ASE Test
AU Optronics
China Resources Enterprise
Cia. Paranaense de Energia- COPEL
CITIC Pacific
Commerce Asset-Holding
Coronation Holdings
Discovery Holdings
First International Bank of Israel
FirstRand
KGHM Polska Miedz
Mahanagar Telephone Nigam
Max India
National Development Bank of Sri Lanka
Net Servicos de Comunicacao
Nicholas Piramal India
ONA
Oriental Holdings
Perusahaan Perseroan (Persero) PT Indonesian Satellite
Primax Electronics
Resorts World
Vodafone Telecel - Comunicacoes Pessoais


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2003                                        (dollars in thousands,
                                                        except per-share data)
Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $10,958,419)          $14,309,689
  Affiliated issuers (cost: $1,969,269)               1,872,582     $16,182,271

 Cash                                                                     5,892
 Receivables for--
  Sales of investments                                   30,676
  Sales of fund shares                                   76,323
  Dividends and accrued interest                         60,966         167,965


                                                                     16,356,128

Liabilities:
 Non-U.S. taxes payable                                                   2,312
 Payables for--
  Purchases of investments                               46,591
  Unfunded capital commitments                           35,910
  Redemptions of fund shares                             69,785
  Open forward currency contracts                        36,714
  Investment advisory fee                                 8,047
  Accrued expenses                                        2,384         199,431

                                                                        201,743

Net assets at June 30, 2003 --
  Equivalent to $47.41 per share on
  340,754,408 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 400,000,000 shares)                              $16,154,385


 Net assets consist of:
  Capital paid in on shares                                         $17,504,556
    of capital stock
  Undistributed net investment income                                   153,077
  Accumulated net realized loss                                      (4,717,328)
  Net unrealized appreciation                                         3,214,080


 Net assets at June 30, 2003                                        $16,154,385




Statement of operations
for the year ended June 30, 2003                        (dollars in thousands)

Investment income:
 Income:
  Dividends (net of non-U.S.                          $369,757
    withholding tax of $39,327)
  Interest (net of non-U.S.                             44,022
    withholding tax of $97)
                                                                     $ 413,779
 Expenses:
  Investment advisory fee                               89,718
  Custodian fee                                         11,023
  Registration statement and prospectus                     48
  Auditing and legal fees                                  390
  Reports to shareholders                                   40
  Taxes other than federal income tax                      221
  Directors' fees                                          218
  Other expenses                                           244         101,902

 Net investment income                                                 311,877

Realized loss and unrealized
 appreciation on investments:
 Net realized loss before non-U.S. taxes            (1,719,569)
 Non-U.S. taxes                                            897

  Net realized loss                                                 (1,718,672)

 Net change in unrealized appreciation
  on investment securities                           2,437,104
 Net change in unrealized depreciation
   on open forward currency contracts                  (66,988)

  Net change in unrealized appreciation              2,370,116
  Non-U.S. taxes                                        (1,358)

   Net change in unrealized appreciation
    on investments                                                   2,368,758

 Net realized loss and net change in
  unrealized appreciation on investments                               650,086

Net increase in net assets resulting
 from operations                                                     $ 961,963





STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                          Year ended June 30
                                                         2003           2002

Operations:
 Net investment income                               $ 311,877       $ 210,762
 Net realized loss on investments                   (1,718,672)     (1,392,735)
 Net change in unrealized appreciation
  on investments                                     2,368,758         151,138

  Net increase (decrease) in net assets
   resulting from operations                           961,963      (1,030,835)

Dividends and distributions paid
 to shareholders:
 Dividends from net
  investment income                                   (180,200)       (247,296)

Capital share transactions:
 Proceeds from shares sold:
  19,286,400 and 32,565,738 shares, respectively       795,692       1,457,154
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  3,939,072 and 5,033,531 shares, respectively         164,417         226,056
 Cost of shares repurchased:
  45,350,474 and 40,501,673 shares, respectively    (1,845,514)     (1,780,587)

  Net decrease in net assets
   resulting from capital share
   transactions                                       (885,405)        (97,377)

Total decrease in net assets                          (103,642)     (1,375,508)

Net assets:
 Beginning of year                                  16,258,027      17,633,535

 End of year (including undistributed
  net investment income: $153,077 and
  $18,748, respectively)                           $16,154,385     $16,258,027

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, interval investment company ("open-end interval fund"). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

       SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

       SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on securities are amortized daily over the expected life of the security.

       DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

       NON-U.S. CURRENCY TRANSLATION - Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

       UNFUNDED CAPITAL COMMITMENTS - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

       FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contact is closed or offset by another contract with the same broker for the same settlement date and currency.


2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of June 30, 2003, accrued non-U.S. taxes on unrealized gains were $3,622,000, which were included in the non-U.S. taxes payable. The non-U.S. taxes payable was offset by non-U.S. tax refunds.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, withholding taxes reclaimable, forward contracts and other receivables and payables, on a book basis, were $781,000 for the year ended June 30, 2003.


3.    FEDERAL INCOME TAXATION

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, capital losses related to sales of securities within 30 days of purchase, and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The tax character of the distribution paid of $180,200,000 was ordinary income.

As of June 30, 2003, the undistributed net investment income and currency gains on a tax basis were $240,398,000.

The total loss deferrals that were realized during the period November 1, 2002 through June 30, 2003 were $445,120,000, including $391,591,000 related to short-term and long-term capital loss deferrals and $53,529,000 related to non-U.S. currency loss deferrals. As of June 30, 2003, the fund had available a capital loss carryforward of $4,248,096,000, expiring 2007 through 2011. The capital loss carryforward will be used to offset any capital gains realized by the fund in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

During the year ended June 30, 2003, the fund reclassified $2,652,000 from undistributed net realized losses to undistributed net investment income.

As of June 30, 2003, the cost of investment securities, excluding forward currency contracts, and cash denominated in non-U.S. currencies for federal income tax reporting purposes was $13,087,963,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $3,090,686,000, net of accumulated deferred taxes totaling $3,622,000 of which $4,267,528,000 related to appreciated securities and $1,176,842,000 related to depreciated securities.


4.    FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The Investment Advisory and Service Agreement with Capital International, Inc. ("CII") provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

TRANSFER AGENT FEE - The fund has an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. Transfer agent fees were $2,000 for the year ended June 30, 2003.

DEFERRED DIRECTORS' FEES- Since the adoption of the deferred compensation plan in 1998, Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts. Directors' fees for the year ended June 30, 2003 were $218,000, representing $234,000 in current fees (either paid in cash or deferred), offset by a $16,000 net decrease in the value of deferred compensation amounts. As of June 30, 2003, the cumulative amount of these liabilities was $366,000. This amount is included with accrued expenses.


5.       RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of June 30, 2003, the total value of restricted securities was $223,416,000, which represents 1.38% of the net assets of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,762,391,000 and $5,820,176,000, respectively, during the year ended June 30, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2003, the custodian fee of $11,023,000 is reported net of a $19,000 reduction.


7.       TRANSACTIONS WITH AFFILIATES

If the fund owns more than 5% of the outstanding voting securities of a company, the company represents investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are considered affiliates since these companies have the same investment adviser as the fund. For the year ended June 30, 2003, the fund earned $47,307,000 from its investments in affiliates. This amount is included in dividend income. For the year ended June 30, 2003, the fund realized a loss of $528,357,000 from its investments in affiliates.


PER-SHARE DATA AND RATIOS

                                                                         Year ended June 30
                                                2003           2002            2001            2000            1999

Net asset value, beginning of year            $44.80         $48.21          $68.69          $55.53          $46.05

  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                        .92            .35             .68             .58            1.48
    Net realized and unrealized
      gain (loss) on investments                2.21          (3.07)         (20.80)          13.56            8.00

      Total income(loss) from
        investment operations                   3.13          (2.72)         (20.12)          14.14            9.48


  LESS DISTRIBUTIONS:
      Dividends from net investment income      (.52)          (.69)           (.36)           (.98)            ___

Net asset value, end of year                  $47.41         $44.80          $48.21          $68.69          $55.53

Total return                                    7.14%         (5.64)%        (29.31)%         25.63%          20.59%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in millions)      $16,154        $16,258         $17,634         $22,639         $18,147
  Ratio of expenses to average net assets       .70%           .70%            .68%            .71%            .73%
  Ratio of net income to average net assets    2.14%          1.27%           1.25%           1.11%           3.03%
  Portfolio turnover rate                     33.70%         26.22%          26.10%          35.86%          33.71%


Report of independent accountants

To the Board of Directors and Shareholders of Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the"Fund") at June 30, 2003, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
August 11, 2003



Tax Information                                                     (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. Please note that the fund made distributions to its shareholders during the current fiscal year of $0.52 per share.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended June 30, 2003 is $36,132,000. Foreign-source income earned by the fund for the fiscal year ended June 30, 2003 was $383,963,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2003. For purposes of computing the dividends eligible for reduced tax rates, 85% of the dividends paid by the fund from net investment income from January 1 through the end of the fund's fiscal year are considered qualified dividend income.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




Results of EMGF shareholders meeting                     Held February 28, 2003

 Shares outstanding on December 2, 2002                 346,534,539
 Total shares voting on February 28, 2003               203,516,523     (58.7%)


Proposal 1 -- Election of Directors

                                             Percent of              Percent of
                              Votes            shares       Votes      shares
Director                       for           voting for   withheld    withheld

R. Michael Barth              202,961,737       99.7%       554,786     .3%
Collette D. Chilton           203,119,935       99.8        396,588     .2
Nancy Englander               203,435,797       99.9         80,726     .1
David I. Fisher               203,437,680       99.9         78,843     .1
Khalil Foulathi               203,437,680       99.9         78,843     .1
Beverly L. Hamilton           202,963,947       99.7        552,576     .3
David F. Holstein             203,123,674       99.8        392,849     .2
Raymond Kanner                203,121,791       99.8        394,732     .1
Victor D. Kohn                203,435,797       99.9         80,726     .3
Helmut Mader                  202,961,738       99.7        554,785     .3
William Robinson              202,961,738       99.7        554,785     .1
Robert Ronus                  203,435,797       99.9         80,726     .1
Gerrit Russelman              203,437,680       99.9         78,843     .1
Aje K. Saigal                 203,437,680       99.9         78,843     .1
Nestor V. Santiago*           203,437,680       99.9         78,843     .1
Shaw B. Wagener               203,435,797       99.9         80,726     .1

* We are sad to report that Nestor V. Santiago passed away on June 12, 2003. Mr. Santiago had been a member of the fund's Board of Directors since July 10, 2001. His wise counsel and friendship will be dearly missed.


PROPOSAL 2

Ratification of the selection by the Board of Directors of the fund of PricewaterhouseCoopers LLP as independent public accountants of the fund for fiscal year ending June 30, 2003.

                                       PERCENT OF                           PERCENT OF                            PERCENT OF
                         VOTES           SHARES             VOTES             SHARES                                SHARES
PROPOSAL                  FOR          VOTING FOR          AGAINST        VOTING AGAINST        ABSTENTIONS       ABSTAINING

Proposal 2            191,329,502         94.0%          12,122,288            5.9%               64,733              .1%


BOARD OF DIRECTORS AND DIRECTOR EMERITUS

"NON-INTERESTED" DIRECTORS

                                                                                           Number of
                                Year first                                               boards within the
                                elected a                                                fund complex (2)          Other
                               Director of      Principal occupation(s)                     on which           directorships (3)
Name and age                   the fund (1)     during past five years                   Director serves       held by Trustee

R. MICHAEL BARTH, 54              1988          Chief Executive Officer, F.M.O.,                1              None
                                                The Netherlands Development
                                                Finance Company

COLLETTE D. CHILTON, 45           1999          President and Chief Investment Officer,         1              None
                                                Lucent Technologies, Inc.

KHALIL FOULATHI, 52               1996          Executive Director,                             1              Thuraya
                                                Abu Dhabi Investment Authority                                 Telecommunications
                                                                                                               Company

BEVERLY L. HAMILTON, 56           1991          Investment management adviser;                  1              MassMutual Services
                                                retired President, ARCO Investment                             and Institution
                                                Management Company                                             Oppenheimer Funds

DAVID F. HOLSTEIN, 48             2001          Managing Director, Global Equities,             1              None
                                                General Motors Investment
                                                Management Corporation

RAYMOND KANNER, 50                1997          Director, Global Equity Investments,            1              None
                                                IBM Retirement Funds

HELMUT MADER, 61                  1986          Former Director, Deutsche Bank AG               1              None

WILLIAM ROBINSON, 65              1986          Director, Deutsche Asset                        1              Southern Mining
                                                Management Australia Limited                                   Corporation

GERRIT RUSSELMAN, 57              2001          Director, Equities, Pensioenfonds PGGM          1              Industri Kapital
                                                                                                               Limited

AJE K. SAIGAL, 47                 2000          Chief Investment Officer, Global                1              None
                                                Equities, Government of Singapore
                                                Investment Corporation Pte. Limited



 "INTERESTED" DIRECTORS (4)

                                Year first      Principal occupation(s)                     Number of
                                elected a       during past five years and               boards within the
                               Director or      positions held with affiliated            fund complex (2)         Other
Name, age and                  officer of       entities or the principal                    on which           directorships (3)
position with fund             the fund (1)     underwriter of the fund                   Director serves       held by Director

ROBERT RONUS, 60                  2003          Vice Chairman of the Board,                     1               None
Chairman of the Board                           Capital Guardian Trust
                                                Company; (5) Non-Executive Chair,
                                                The Capital Group Companies, Inc. (6)

NANCY ENGLANDER, 59               1991          Senior Vice President,                          1               None
Vice Chairman of the Board                      Capital International, Inc.

DAVID I. FISHER, 63               1986          Chairman of the Board,                          1               None
Vice Chairman of the Board                      Capital Group International, Inc. (5)

SHAW B. WAGENER, 44               1997          Chairman of the Board,                          1               None
President                                       Capital International, Inc.

VICTOR D. KOHN, 45                1996          President and Director,                         1               None
Executive Vice President                        Capital International, Inc.

DIRECTOR EMERITUS

WALTER P. STERN
Chairman Emeritus


OTHER OFFICERS

                                      Year first
                                      elected an       Principal occupation(s) during past five years and
Name, age and                         officer of       positions held with affiliated entities or the principal
position with fund                    the fund (1)     underwriter of the fund

ROBERTA A. CONROY, 49                    1991          Senior Vice President and Senior Counsel, Capital
Senior Vice President                                  Guardian Trust Company(5) and Capital International, Inc.

HARTMUT GIESECKE, 65                     1993          Chairman of the Board and Director, Capital
Senior Vice President                                  International K.K.;(5) Senior Vice President and Director, Capital
                                                       International, Inc.

NANCY J. KYLE, 53                        1996          Senior Vice President and Director, Capital Guardian
Senior Vice President                                  Trust Company(5)

MICHAEL A. FELIX, 42                     1993          Senior Vice President and Director, Capital
Vice President and Treasurer                           International, Inc.

PETER C. KELLY, 44                       1996          Senior Vice President, Senior Counsel and Director,
Vice President                                         Capital International, Inc.

ROBERT H. NEITHART, 38                   2000          Executive Vice President and Research Director of
Vice President                                         Emerging Markets, and Director, Capital International Research, Inc.(5)

ABBE G. SHAPIRO, 43                      1997          Vice President, Capital International, Inc.
Vice President

LISA B. THOMPSON, 37                     2000          Vice President and Research Director of Emerging
Vice President                                         Markets, and Director, Capital International Research, Inc.(5)

VINCENT P. CORTI, 47                     1986          Vice President-- Fund Business Management
Secretary                                              Group, Capital Research and Management Company(5)

VALERIE Y. LEWIS, 47                     1999          Fund Compliance Specialist,
Assistant Secretary                                    Capital Research and Management Company(5)

JEANNE M. NAKAGAMA, 45                   2000          Vice President, Capital International, Inc.
Assistant Treasurer

LEE K. YAMAUCHI, 41                      2000          Vice President, Capital International, Inc.
Assistant Treasurer

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 11100 SANTA MONICA BOULEVARD, LOS ANGELES, CA 90025, ATTENTION: FUND SECRETARY.

CAPITAL INTERNATIONAL, INC. (CII) VOTES THE PROXIES OF SECURITIES HELD IN THE FUND ACCORDING TO CII'S PROXY VOTING POLICY AND PROCEDURES WHICH HAVE BEEN ADOPTED BY THE FUND'S BOARD OF DIRECTORS.

A COPY OF THE FUND'S SAI AND PROXY VOTING POLICY AND PROCEDURES IS AVAILABLE FREE OF CHARGE UPON REQUEST BY DIALING 800/421-0180, EXT. 96245. THE SAI, WHICH INCLUDES THE PROXY VOTING POLICY AND PROCEDURES, IS ALSO AVAILABLE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.


(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital International, Inc. serves as investment adviser for Emerging Markets Growth Fund, Inc., an open-end "interval" fund, and does not act as investment adviser for other registered investment companies.
(3) This includes all directorships (other than those in Emerging Markets Growth Fund, Inc.) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital International, Inc. or affiliated entities.
(5) Company affiliated with Capital International, Inc.
(6) Capital International, Inc.'s parent company.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER

Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

The Capital Group Companies

Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds


Lit. No. EMGF-011-0803(NLS)

Printed in USA  TAG/CG/6391

(C) 2003 Emerging Markets Growth Fund, Inc.





ITEM 2 - Code of Ethics

Form N-CSR disclosure requirement not yet effective with respect to Registrant.



ITEM 3 - Audit Committee Financial Expert

Form N-CSR disclosure requirement not yet effective with respect to Registrant.



ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.



ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) Code of Ethics - Form N-CSR disclosure requirement not yet effective with respect to Registrant.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       EMERGING MARKETS GROWTH FUND , INC.



                       By /s/ Shaw B. Wagener
                       Shaw B. Wagener, President and PEO

                       Date: August 28, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ Shaw B. Wagener
   Shaw B. Wagener, President and PEO

Date: August 28, 2003



 By /s/ Michael A. Felix
    Michael A. Felix, Treasurer

Date: August 28, 2003